SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

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       Soliciting Material Pursuant to 240.14a-12

                                  COVANCE INC.
                                  ------------
                (Name of Registrant as Specified In Its Charter)

                                  ------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                  COVANCE INC.
                               210 Carnegie Center
                           Princeton, New Jersey 08540


                                                                  April 19, 2002


Dear Shareholder:

We have previously sent to you proxy material for the Annual Meeting of Shareholders of Covance Inc. to be held on May 7, 2002. Your Board of Directors unanimously recommends that shareholders vote FOR all proposals under consideration.

Your vote is important, no matter how many or how few shares you may own. Please vote today by telephone, internet or by signing, dating and returning the enclosed proxy card today in the envelope provided.

Very truly yours,


James W. Lovett
Corporate Vice President,
General Counsel and Secretary



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                                 IMPORTANT NOTE:

                           REMEMBER, NOW YOU CAN VOTE
                        BY TELEPHONE OR VIA THE INTERNET

                If you have any questions, or need assistance in
              voting your shares, please call our proxy solicitor,

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE, at 1-888-750-5834.

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